                                                             Exhibit 23.1


                         CONSENT OF ROSENMAN & COLIN LLP

         We hereby consent to the references to this firm in the Registration Statement on Form S-4 under the captions "THE RESTRUCTURING," "FEDERAL INCOME TAX CONSEQUENCES" and "EXPERTS."





                                             ROSENMAN & COLIN LLP





New York, New York
February 10, 2000